                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 17, 2000


                             PARTY CITY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      0-27826                  22-3033692
         ------------                  ------------              -----------
(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation)                   Number)            Identification No.)

400 Commons Way, Bldg. C
Rockaway, New Jersey                                                    07866
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (973) 983-0888
                                -----------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

Item 5. Other Events.
        -------------

     On February 17, 2000, the Board of Directors of Party City Corporation (the "Company") amended the Company's bylaws. The By-laws had previously provided that the Board of Directors shall consist of five directors. The By-laws as amended provide for a number of directors not less than five and not more than seven, to be determined by a majority of the Board of Directors, even if such majority is less than a quorum.

     A copy of the Amended By-laws of the Company is attached hereto as Exhibit 3.2.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

     3.2       Amended By-laws of the Company

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PARTY CITY CORPORATION


                                        By: /s/ Thomas E. Larson
                                            ------------------------------
                                            Name: Thomas E. Larson
                                            Title: CFO


Date: June 8, 2000

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number              Description
------              -----------

3.2                 Amended By-laws of the Company